UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06096

The Torray Fund
 (Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814-6519
 (Address of principal executive offices) (Zip code)

William M. Lane
Torray LLC
7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814-6519
 (Name and address of agent for service)

(301) 493-4600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  June 30, 2016

Item 1. Report to Stockholders.

The
TORRAY
FUND

SEMI-ANNUAL REPORT

June 30, 2016

The Torray Fund
Suite 750 W
7501 Wisconsin Avenue
Bethesda, Maryland 20814-6519

(301) 493-4600
(855) 753-8174

The Torray Fund

Letter to Shareholders

July 20, 2016

Dear Fellow Shareholders,

The Torray Fund advanced 5.88% during the first half of this year compared to a 3.84% gain on the Standard & Poor’s 500 Index.  Since we last wrote to you, markets have trended up and are now at levels exceeding the peaks of 2015.  We feel fortunate that we’ve been able to more than fully participate in the rise despite our 15% cash balance.  While it’s nice to see strength in markets in general, and in our holdings specifically, we are not convinced this activity is supported by economic fundamentals.  On top of that, trading activity on world markets, as well as here at home, is dominated by hedge funds, high frequency traders and countless other speculators focused on generating profits literally by the minute.  The public’s participation, which has been declining for years, is now almost non-existent.  A lot of investors have no idea of what’s going on, what they own, or why they own it.

We think it’s important for investors to consider the maze of background noise churning through markets around the world.  Among the features that stand out in our minds is a mass commercialization of exchange-traded funds and industry-specific index funds that have given rise to a heated debate in the financial press about “active versus passive” investing.  Another factor has been the promotion of market timing – getting in and out of stocks versus staying invested.  This, combined with excessive fees charged by a range of advisors, intermediaries and consultants has seriously damaged the prospects of the average investor.

The S&P’s forward earnings per share multiple is approximately 16-to-1 (higher than its historic average) despite tepid economic growth of 2% or less.  Our multiple is a more conservative 13-to-1, reflecting market expectations for modest earnings growth from the companies we own, which is the focus of our strategy.  As we’ve said before, we view owning aggressively-valued stocks considered to have above-average growth prospects as generally risky. Growth tends to slow over time, and when it does, especially if unexpectedly, the typical result is a rather sharp decline in the share price. The more expensive the stock, the harder the fall. This explains our emphasis on quality businesses that are conservatively priced to reflect more modest-growth forecasts.  Since the Fund’s inception, we have found this approach highly effective in reducing the risk of severe losses, while at the same time producing better-than-average long-term results.

As always our objective remains to avoid the risk of permanent loss.  It has nothing to do with beating the market.  Trying to take advantage of market fluctuations is a waste of time; the success of an investment strategy can only be judged over the passage of decades.  The record of our Fund for the last 25½ years, after all fees and expenses, is modestly better than the S&P 500’s.  An original $10,000 investment in the Torray Fund increased to $113,000.  A similar investment in the S&P 500 returned about the same - $108,000.  Given the findings of numerous academic studies on how the public has fared investing in funds, the answer is clear they have not come close to either outcome. The factors cited, along with impatience and chasing the market, are to blame.

The Torray Fund

Letter to Shareholders (continued)

July 20, 2016

Our cash position, as noted earlier, remains about 15%, showing the difficulty we’ve had locating opportunities that meet our price-to-value criteria.  However, when the market faded during February and March, a number of situations in the Fund caught our attention as being among those we considered the most undervalued. The list reached 10 stocks by late May. We bought seven of them at six-to-nine-times estimated 12-month forward earnings, two at 14 times, and one at 18 times. This cut our cash in half.  Offsetting the reduction, we sold two long-term investments which had appreciated to levels we thought were too high, reduced positions in two others and realized a short-term profit on part of another that had jumped 50% in price since late April. The net inflow from these sales restored our cash to year-end levels.  As we write, the portfolio holds 31 stocks with unrealized gains of more than $100 million on 29 of them and an unrealized loss of about $1.5 million on the other two.

While leery of the current Wall Street scenario, we remain highly confident about America’s future and the rewards of owning stocks in quality businesses. We thank you again for your patience and support in the face of so many challenges.

Sincerely,

Robert E. Torray

Fred M. Fialco

The Torray Fund

PERFORMANCE DATA

As of June 30, 2016 (unaudited)

Average Annual Returns on an Investment in
The Torray Fund vs. the S&P 500 Index

For the periods ended June 30, 2016:

					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	12/31/90
The Torray Fund	5.12%	9.94%	10.20%	5.68%	9.96%
S&P 500 Index	3.99%	11.66%	12.10%	7.42%	9.78%

Cumulative Returns for the 25½ years ended June 30, 2016

The Torray Fund	1,025.92%
S&P 500 Index	979.40%

The Torray Fund

PERFORMANCE DATA (continued)

As of June 30, 2016 (unaudited)

Change in Value of $10,000 Invested
on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/95	12/31/00	12/31/05	12/31/10	12/31/15	06/30/16
The Torray Fund	$10,000	$23,774	$54,563	$64,476	$63,039	$106,342	$112,592
S&P 500 Index	$10,000	$21,544	$49,978	$51,354	$57,511	$103,952	$107,940

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. For performance current to the most recent month end, please call (800) 626-9769. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.08%. Returns on both The Torray Fund and the S&P 500 Index assume reinvestment of all dividends and distributions. The S&P 500 Index is an unmanaged index consisting of 500 U.S. large-cap stocks.  It is not possible to invest directly in an index.  Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund subjecting it to greater fluctuation and risk.

The Torray Fund

FUND PROFILE

As of June 30, 2016 (unaudited)

DIVERSIFICATION (% of net assets)

Information Technology	21.5%
Financials	18.1%
Industrials	16.2%
Health Care	8.5%
Consumer Discretionary	7.0%
Energy	6.8%
Telecommunications	4.3%
Materials	2.2%
Short-Term Investment	15.3%
Other Assets and Liabilities, Net	0.1%
100.0%

TOP TEN EQUITY HOLDINGS (% of net assets)

1.	AT&T Inc.	4.3%
2.	General Electric Co.	4.1%
3.	Boardwalk Pipeline Partners, LP	3.7%
4.	EMC Corp.	3.4%
5.	Cisco Systems, Inc.	3.3%
6.	International Business Machines Corp.	3.3%
7.	Johnson & Johnson	3.2%
8.	Loews Corp.	3.2%
9.	Marsh & McLennan Cos., Inc.	3.1%
10.	BP plc – ADR	3.1%
		34.7%

PORTFOLIO CHARACTERISTICS

Net Assets (millions)		$408
Number of Holdings		31
Portfolio Turnover		8.71	%*
P/E Multiple (forward)		13.1	x
Trailing Weighted Average Dividend Yield		2.64%
Market Capitalization (billion)	Average	$94.0
Median		$36.0

*	Not Annualized

The Torray Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2016 (unaudited)

Shares		Market Value
COMMON STOCKS 84.6%

21.5% INFORMATION TECHNOLOGY
508,000	EMC Corp.	$13,802,360
465,300	Cisco Systems, Inc.	13,349,457
87,650	International Business Machines Corp.	13,303,517
366,400	Intel Corp.	12,017,920
538,700	Hewlett Packard Enterprise Co.	9,842,049
162,500	VMware, Inc. – Class A*	9,298,250
475,900	Western Union Co.	9,127,762
569,400	HP, Inc.	7,145,970
		87,887,285

18.1% FINANCIALS
314,300	Loews Corp.	12,914,587
183,618	Marsh & McLennan Cos., Inc.	12,570,488
920,500	Bank of America Corp.	12,215,035
200,250	American Express Co.	12,167,190
92,950	Chubb Ltd.	12,149,495
253,400	Wells Fargo & Co.	11,993,422
		74,010,217

16.2% INDUSTRIALS
527,097	General Electric Co.	16,593,014
82,100	General Dynamics Corp.	11,431,604
98,900	Stanley Black & Decker, Inc.	10,999,658
296,500	Chicago Bridge & Iron Co. NV	10,267,795
166,350	Eaton Corp. plc	9,936,085
131,600	Republic Services, Inc.	6,752,396
		65,980,552

8.5% HEALTH CARE
108,924	Johnson & Johnson	13,212,481
49,350	Becton Dickinson & Co.	8,369,267
53,500	UnitedHealth Group Inc.	7,554,200
41,100	Anthem, Inc.	5,398,074
		34,534,022

See notes to the financial statements.

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of June 30, 2016 (unaudited)

Shares		Market Value
7.0% CONSUMER DISCRETIONARY
191,300	Tupperware Brands Corp.	$10,766,364
716,550	Gannett Co., Inc.	9,895,556
343,900	TEGNA, Inc.	7,968,163
		28,630,083

6.8% ENERGY
872,900	Boardwalk Pipeline Partners LP	15,232,105
351,020	BP plc – ADR	12,464,720
		27,696,825

4.3% TELECOMMUNICATIONS
407,372	AT&T Inc.	17,602,544

2.2% MATERIALS
176,200	Dow Chemical Co.	8,758,902

TOTAL COMMON STOCKS
(cost $256,190,342)	345,100,430

SHORT-TERM INVESTMENT 15.3%
62,511,842	Fidelity Institutional Government Portfolio,
Institutional Class, 0.25%^	62,511,842
(cost $62,511,842)
TOTAL INVESTMENTS 99.9%	407,612,272
(cost $318,702,184)
OTHER ASSETS AND LIABILITIES, NET 0.1%	482,500
TOTAL NET ASSETS 100.0%	$408,094,772

*	Non-income producing security
^	The rate shown is the annualized seven day effective yield as of June 30, 2016.
ADR – American Depositary Receipt

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2016 (unaudited)

ASSETS
Investments in securities at value
(cost $318,702,184)	$407,612,272
Dividends & interest receivable	776,632
Receivable for fund shares sold	28,100
Prepaid expenses	100,891
TOTAL ASSETS	408,517,895

LIABILITIES
Payable to investment manager	334,261
Payable for fund shares redeemed	49,100
Accrued expenses	39,762
TOTAL LIABILITIES	423,123

NET ASSETS	$408,094,772

NET ASSETS CONSIST OF
Shares of beneficial interest ($1 stated value,
8,517,846 shares outstanding, unlimited shares authorized)	$8,517,846
Paid-in capital in excess of par	287,524,201
Undistributed net investment income	332,545
Undistributed net realized gain on investments	22,810,092
Net unrealized appreciation on investments	88,910,088

TOTAL NET ASSETS	$408,094,772
Net Asset Value, Offering and Redemption Price per Share	$47.91

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

For the six months ended June 30, 2016 (unaudited)

INVESTMENT INCOME
Dividend income (net of withholding of $5,570)	$4,625,343
Interest income	62,432
Total investment income	4,687,775

EXPENSES
Management fees (See Note 4)	1,942,412
Insurance expense	51,688
Trustees’ fees	48,776
Legal fees	15,498
Federal & state registration fees	14,070
Audit fees	11,926
Printing, postage & mailing	9,812
Total expenses	2,094,182

NET INVESTMENT INCOME	2,593,593

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	21,216,390
Net change in unrealized appreciation (depreciation) on investments	(1,198,301)
Net realized and unrealized gain on investments	20,018,089
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,611,682

See notes to the financial statements.

The Torray Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the periods indicated:

	Six months ended
	06/30/16	Year ended
	(unaudited)	12/31/15
Increase (Decrease) in Net Assets
Resulting from Operations:
Net investment income	$2,593,593	$3,849,681
Net realized gain on investments	21,216,390	19,563,467
Net change in unrealized appreciation
(depreciation) on investments	(1,198,301)	(29,225,604)
Net increase (decrease) in net assets
resulting from operations	22,611,682	(5,812,456)

Distributions to Shareholders from:
Net investment income
($0.266 and $0.479 per share, respectively)	(2,263,631)	(4,131,205)
Net realized gains
($0.000 and $1.478 per share, respectively)	—	(12,472,780)
Total distributions to shareholders	(2,263,631)	(16,603,985)

Shares of Beneficial Interest:
Net decrease from share transactions (Note 5)	(6,031,132)	(7,660,069)
Total increase (decrease) in net assets	14,316,919	(30,076,510)
Net Assets — Beginning of Period	393,777,853	423,854,363
Net Assets — End of Period	$408,094,772	$393,777,853
Undistributed Net Investment Income	$332,545	$2,583

See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period presented:

PER SHARE DATA

	Six Months
	ended
	06/30/16		Years ended December 31:
	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$45.510		$48.110	$43.400	$33.000	$30.870	$29.430
Investment operations:
Net investment income(1)	0.303		0.445	0.458	0.444	0.440	0.328
Net realized and unrealized
gain (loss) on securities	2.363		(1.088)	4.743	10.351	2.139	1.438
Total from
investment operations	2.666		(0.643)	5.201	10.795	2.579	1.766
Less distributions from:
Net investment income	(0.266)		(0.479)	(0.491)	(0.395)	(0.449)	(0.326)
Net capital gains	—		(1.478)	—	—	—	—
Total distributions	(0.266)		(1.957)	(0.491)	(0.395)	(0.449)	(0.326)
Net Asset Value,
End of Period	$47.910		$45.510	$48.110	$43.400	$33.000	$30.870

TOTAL RETURN(2)	5.88	%*	(1.36)%	12.04%	32.84%	8.38%	6.01%
SUPPLEMENTAL
DATA AND RATIOS
Net assets, end
of period (000’s omitted)	$408,095		$393,778	$423,854	$401,295	$331,508	$344,468
Ratios of expenses to
average net assets	1.08	%**	1.16%	1.15%	1.15%	1.17%	1.17%
Ratios of net investment
income to average net assets	1.34	%**	0.95%	1.01%	1.15%	1.35%	1.07%
Portfolio turnover rate	8.71	%*	10.77%	15.68%	13.63%	16.55%	12.85%

(1)	Calculated based on average amount of shares outstanding during the year.
(2)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.
*	Not annualized
**	Annualized

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2016 (unaudited)

NOTE 1 — ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The Torray Fund (“Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is organized as a business trust under Massachusetts law. The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The Fund seeks to meet its objectives by investing in the common stocks of high quality businesses that are fairly priced and run by sound management. These companies must have solid finances and a long-term record of rising sales, earnings and free cash flow. Investments are held as long as the issuers’ fundamentals remain intact. The Fund invests principally in the common stocks of large capitalization companies (e.g. companies with market capitalization of $8 billion or more). There can be no assurance that the Fund’s investment objectives will be achieved.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes  The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income  The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2016 (unaudited)

Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities  Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2016 (unaudited)

which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments  Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  As of June 30, 2016, no Fund portfolio securities were priced using the Trust’s fair value guidelines.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$345,100,430	$—	$—	$345,100,430
Short-Term Investment	62,511,842	—	—	62,511,842
Total Investments in Securities	$407,612,272	$—	$—	$407,612,272

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

NOTE 4 — MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (“Management Contract”) with Torray LLC (the “Manager”) to furnish investment advisory services and to pay for certain operating expenses of the Fund.  Pursuant to the Management Contract between the Trust and the Manager, the Manager is entitled to receive, on a monthly basis, an annual management fee equal to 1.00% of the Fund’s average daily net assets. For the period ended June 30, 2016, the Fund incurred management fees of $1,942,412.

The Manager and the Fund have entered into an Operating Expenses Limitation Agreement (the “Agreement”) whereby the Manager has contractually agreed prospectively for the term of Agreement to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00%.  For purposes of the Agreement,

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2016 (unaudited)

the term “Operating Expenses” includes the Manager’s management fee and all other expenses necessary or appropriate for the operation of the Fund, excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.  The Agreement will remain in effect until December 31, 2016.  For the period ended June 30, 2016, there were no fee waivers.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Certain officers and Trustees of the Fund are also officers and/or shareholders of the Advisor, and are not paid by the Fund for serving in such capacities.

NOTE 5 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Six Months ended		Year ended
	06/30/16		12/31/15
	Shares	Amount	Shares	Amount
Shares sold	76,304	$3,570,635	134,371	$6,398,638
Reinvestments of dividends and distributions	45,546	2,112,529	341,153	15,738,776
Shares redeemed	(257,355)	(11,714,296)	(633,060)	(29,797,483)
	(135,505)	$(6,031,132)	(157,536)	$(7,660,069)

As of June 30, 2016, the Trust’s officers, Trustees and affiliated persons and their families directly or indirectly controlled 1,569,204 shares or 17.81% of the Fund.

NOTE 6 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 2016, aggregated $29,166,687 and $29,668,923, respectively.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2016 (unaudited)

NOTE 7 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the six months ended June 30, 2016, and the year ended December 31, 2015, the Fund’s most recently completed fiscal year end, were as follows:

	2016
	(unaudited)	2015
Distributions paid from:
Ordinary income	$2,263,631	$4,130,341
Capital gains	—	12,473,644
	$2,263,631	$16,603,985

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	1,594,650
Unrealized appreciation	90,110,024
Total accumulated earnings	$91,704,674

As of December 31, 2015, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2015, the Fund does not plan to defer any late year losses.

The cost basis of investments for federal income tax purposes at June 30, 2016, and December 31, 2015, the Fund’s most recently completed fiscal year end, was as follows:

	June 30, 2016
	(unaudited)	December 31, 2015
Gross unrealized appreciation	$97,640,815	$99,103,274
Gross unrealized depreciation	(8,730,727)	(8,993,250)
Net unrealized appreciation	88,910,088	90,110,024
Cost	$318,702,184	$303,372,789

The difference between book-basis and tax-basis unrealized appreciation is attributable to differences in the treatment of partnerships.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2016 (unaudited)

NOTE 8 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date these financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Torray Fund

PORTFOLIO HOLDINGS, PROXY VOTING AND PROCEDURES

As of June 30, 2016 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commissions Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-753-8174.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-753-8174; and on the Commission’s website at http://www.sec.gov.

The Torray Fund

ABOUT YOUR FUND’S EXPENSES

As of June 30, 2016 (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

The table on the next page illustrates the Fund’s cost in two ways:

Actual Fund Return  This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” on the next page.

Hypothetical 5% Return  This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2016	June 30, 2016	During Period(1)
Based on Actual Fund Return(2)	$1,000.00	$1,058.80	$5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.49	$5.42

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.08%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half-year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2016 of 5.88%.

The Torray Fund

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

 (This Page Intentionally Left Blank)

TRUSTEES

Carol T. Crawford
Bruce C. Ellis
William M Lane
Robert P. Moltz
Wayne H. Shaner

INVESTMENT ADVISOR

Torray LLC

OFFICERS
Robert E. Torray
William M Lane
Fred M. Fialco
Nicholas C. Haffenreffer
Janet M. Gallagher

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

Distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road,
Berwyn, PA 19132
Date of first use, August 2016

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current
prospectus. All indices are unmanaged groupings of stocks
that are not available for investment.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Torray Fund

By (Signature and Title)*                   /s/Robert E. Torray
Robert E. Torray, President
(Principal Executive Officer)

Date    September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Robert E. Torray
Robert E. Torray, President
(Principal Executive Officer)

Date    September 7, 2016

By (Signature and Title)*                   /s/William M. Lane
William M. Lane, Treasurer
(Principal Financial Officer)

Date    September 7, 2016

* Print the name and title of each signing officer under his or her signature.